UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 5, 2007
COVANTA HOLDING CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-6732	95-6021257

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Lane Road
Fairfield, New Jersey	07004

(Address of Principal Executive Offices)	(Zip Code)
(973) 882-9000
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Second Supplemental Indenture
Second Supplemental Indenture
Second Supplemental Indenture
Press Release

Item 1.01. Entry into a Material Definitive Agreement.
     On February 5, 2007, in connection with the previously announced cash tender offers (the “Tender Offers”) and consent solicitations (the “Solicitations”) by Covanta Holding Corporation (“Covanta”) with respect to the following notes (collectively, the “Notes”) issued by indirect subsidiaries of Covanta: (i) 8 1/2% Senior Secured Notes due 2010 issued by MSW Energy Holdings LLC (“MSW Holdings I”) and its wholly-owned subsidiary, MSW Energy Finance Co., Inc. (“MSW Finance I,” and collectively with MSW Holdings I, “MSW I”), (ii) 7⅜% Senior Secured Notes due 2010 issued by MSW Energy Holdings II LLC (“MSW Holdings II”) and its wholly-owned subsidiary, MSW Energy Finance Co. II, Inc. (“MSW Finance II,” and collectively with MSW Holdings II, “MSW II”) and (iii) 6.26% Senior Notes due 2015 of Covanta ARC LLC (“Covanta ARC”), MSW I, MSW II and Covanta ARC, respectively, entered into the following second supplemental indentures (collectively, the “Second Supplemental Indentures”): (i) a Second Supplemental Indenture, dated as of February 5, 2007 (the “MSW I Second Supplemental Indenture”) among MSW I, MSW Energy Hudson LLC (“MSW Hudson”), as the guaranteeing subsidiary and Wells Fargo Bank, National Association, as successor trustee by merger to Wells Fargo Bank Minnesota, National Association (the “MSW I Trustee”), supplementing that certain Indenture, dated as of June 25, 2003, among MSW I and the MSW I Trustee, as previously supplemented by the Supplemental Indenture thereto, dated as of July 11, 2003, among MSW I, MSW Hudson and the MSW I Trustee (the Indenture as previously supplemented, the “MSW I Indenture”); (ii) a Second Supplemental Indenture, dated as of February 5, 2007 (the “MSW II Second Supplemental Indenture”), among MSW II, Covanta Ref-Fuel II LLC (“Ref-Fuel II”), as the guaranteeing subsidiary, and Wells Fargo Bank, National Association, as successor trustee by merger to Wells Fargo Bank Minnesota, National Association (the “MSW II Trustee”), supplementing that certain Indenture dated as of November 24, 2003 among MSW II and the MSW II Trustee, as previously supplemented by the Supplemental Indenture thereto, dated as of December 12, 2003, among MSW II, Ref-Fuel II and the MSW II Trustee (the Indenture as previously supplemented, the “MSW II Indenture”); and (iii) a Second Supplemental Indenture, dated as of February 5, 2007 (the “Covanta ARC Second Supplemental Indenture”), among Covanta ARC, U.S. Bank National Association, as successor trustee (“Covanta ARC Trustee”), and U.S. Bank National Association as successor securities intermediary (the “Securities Intermediary”), supplementing the Indenture dated as of May 1, 2003 among Covanta ARC, the Covanta ARC Trustee and the Securities Intermediary, as previously supplemented by the First Supplemental Indenture thereto, dated as of May 1, 2003 (the Indenture as previously supplemented, the “Covanta ARC Indenture,” the MSW I Indenture, MSW II Indenture and the Covanta ARC Indenture, collectively, the “Indentures”).
     The Second Supplemental Indentures effect certain amendments to the Indentures proposed in connection with the Tender Offers and Solicitations, which will eliminate substantially all of the restrictive covenants and eliminate or modify certain events of default and related provisions contained in the Indentures, including the requirement in the Indentures that MSW I and MSW II file periodic reports with the Securities and Exchange Commission. The amendments will not, however, become operative until the Notes tendered in the Tender Offers are accepted for purchase by Covanta pursuant to the terms of the Tender Offers.
     This summary of the Second Supplemental Indentures is qualified in its entirety by reference to the MSW I Second Supplemental Indenture attached as Exhibit 4.1 hereto, the MSW

II Supplemental Indenture attached as Exhibit 4.2 hereto and the Covanta ARC Second Supplemental Indenture attached as Exhibit 4.3 hereto, each of which is incorporated herein by reference.
Item 8.01. Other Events.
     On February 5, 2007, Covanta issued a press release announcing (i) the receipt of the requisite consents in connection with the Tender Offers and Solicitations with respect to the Notes, (ii) the pricing of the Tender Offers, and (iii) the execution of the Supplemental Indentures. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference
Item 9.01. Financial Statements and Exhibits.
(a)      Financial Statements of Business Acquired — Not Applicable
(b)      Pro Forma Financial Information — Not Applicable
(c)      Shell Company Transactions — Not Applicable
(d)      Exhibits
     Exhibit No.      Exhibit
     4.1                    Second Supplemental Indenture, dated as of February 5, 2007, among MSW Energy Holdings LLC, MSW Energy Finance Co., Inc., MSW Energy Hudson LLC, as the guaranteeing subsidiary, and Wells Fargo Bank, National Association, as successor trustee by merger to Wells Fargo Bank Minnesota, National Association.
     4.2                    Second Supplemental Indenture, dated as of February 5, 2007, among MSW Energy Holdings II LLC, MSW Energy Finance Co. II, Inc. Covanta Ref-Fuel II LLC, as the guaranteeing subsidiary, and Wells Fargo Bank, National Association, as successor trustee by merger to Wells Fargo Bank Minnesota, National Association.
     4.3                    Second Supplemental Indenture, dated as of February 5, 2007, among Covanta ARC LLC, U.S. Bank National Association, as successor trustee, and U.S. Bank National Association as successor securities intermediary.
     99.1                  Press Release of Covanta Holding Corporation, dated February 5, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: February 8, 2007

COVANTA HOLDING CORPORATION (Registrant)
By:	/s/ Timothy J. Simpson
Name:	Timothy J. Simpson
Title:	Senior Vice President, General Counsel and Secretary

COVANTA HOLDING CORPORATION
EXHIBIT INDEX
     Exhibit No.      Exhibit
     4.1                    Second Supplemental Indenture, dated as of February 5, 2007, among MSW Energy Holdings LLC, MSW Energy Finance Co., Inc., MSW Energy Hudson LLC, as the guaranteeing subsidiary, and Wells Fargo Bank, National Association, as successor trustee by merger to Wells Fargo Bank Minnesota, National Association.
     4.2                    Second Supplemental Indenture, dated as of February 5, 2007, among MSW Energy Holdings II LLC, MSW Energy Finance Co. II, Inc. Covanta Ref-Fuel II LLC, as the guaranteeing subsidiary, and Wells Fargo Bank, National Association, as successor trustee by merger to Wells Fargo Bank Minnesota, National Association.
     4.3                    Second Supplemental Indenture, dated as of February 5, 2007, among Covanta ARC LLC, U.S. Bank National Association, as successor trustee, and U.S. Bank National Association as successor securities intermediary.
     99.1                  Press Release of Covanta Holding Corporation, dated February 5, 2007